UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 11, 2007

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 11, 2007, the Board of Directors of the Company authorized the Company to enter into Indemnification Agreements with each of its directors and certain of the Company’s officers, including the following executive officers: David Overton, Chief Executive Officer; Michael Dixon, Senior Vice President, Finance, and Chief Financial Officer; Debby Zurzolo, Executive Vice President, General Counsel and Secretary; Russell Bendel, President and Chief Operating Officer, The Cheesecake Factory Restaurants, Inc; and Max Byfuglin, President, The Cheesecake Factory Bakery, Inc.

The Company’s Certificate of Incorporation and Bylaws each require that the Company indemnify and advance expenses to its directors and officers to the full extent permitted by law. The form of Indemnification Agreement approved by the Company’s Board of Directors replaces the existing indemnification agreements that the Company had entered into with its directors and executive officers. The Indemnification Agreement requires the Company to indemnify and hold harmless the director or officer to the fullest extent authorized by the laws of the State of Delaware. The Indemnification Agreement also requires the Company, subject to specific terms and conditions, to advance expenses to the director or officer. The Indemnification Agreement also sets forth various procedures and definitions with respect to indemnification and advancement of expenses. The Company is also obligated to maintain directors’ and officers’ liability insurance. With specified exceptions, the Company is not obligated to provide indemnification or advance expenses with respect to actions initiated by the director or officer or to indemnify the director or officer in connection with proceedings by the Company to enforce non-compete or non-disclosure agreements. The Indemnification Agreement is not exclusive of other rights to indemnification that the director or officer may have.

The above summary of the new form of Indemnification Agreement is qualified in its entirety by reference to the form of the Indemnification Agreement filed as Exhibit 99.1 to this report and is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1         Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2007	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON
Michael J. Dixon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Form of Indemnification Agreement